Exhibit 1.1
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
                        FORM OF COMMON STOCK CERTIFICATE
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        TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE CERTIFICATE
                            WHEN READY FOR DELIVERY
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                          EDISON BROTHERS STORES, INC.


     COMMON STOCK                                           COMMON STOCK
     ------------                                           ------------
        NUMBER                                                 SHARES
        ------                                                 ------


     ------------                                           ------------

This Certificate is Transferrable in                   See Reverse for
New York, NY or Ridgefield Park, NJ                    certain definitions

                                                       CUSIP 280875 10 5



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT
                    ------------------------------------------------------------


IS THE OWNER OF
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                Fully Paid and Nonassessable shares of the Common Stock,
                $0.01 par value per share, of EDISON BROTHERS STORES, INC.

transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
                          [EDISON BROTHERS STORES, INC.
                                    CORPORATE
                                      SEAL]


/s/                                               /s/
-------------------------------                   ------------------------------
Secretary                                         President




COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                       TRANSFER AGENT AND REGISTRAR

BY
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  AUTHORIZED SIGNATURE

                           EDISON BROTHERS STORES, INC.

     The Corporation shall furnish, without charge, to each stockholder who makes a written request therefor, a full statement of the preferences, limitations, restrictions, voting rights and relative rights of the shares of each class of stock. Such request may be addressed to the Secretary of the Corporation at its principal office or to the Transfer Agent named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common



UNIF GIFT MIN ACT - ........Custodian..................
                    (Cust)             (Minor)

                    under Uniform Gift to Minors
                    Act................................
                              (State)

UNIF TRF MIN ACT  - .......Custodian (until age ......)
                    (Cust)

                    ........... under Uniform Transfers
                     (Minor)
                    to Minors Act .....................
                                        (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ____________ hereby sell(s), assign(s) and transfer(s) unto


Please insert Social Security ot other
Identifying Number of Assignee
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 (Please print or typewrite name and address, including zip code, of Assignee)

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
       ----------------------------


                                        X
                                          ---------------------------------
                                        X
                                          ---------------------------------
                                   Notice: The signature(s) to this assignment
                                           must correspond with the name(s) as
                                           written upon the face of the
                                           certificate in every particular,
                                           without alteration or enlargement or
                                           any change whatever

Signature(s) Guaranteed





By:
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The signature(s) must be guaranteed by
an eligible Guarantor Institution (Banks,
Stock Brokers, Savings and Loan Associations
and Credit Unions with membership in an
approved signature guarantee medallion program),
pursuant to S.E.C. Rule 17Ad-15.